THE AAL MUTUAL FUNDS

PROSPECTUS
As Supplemented

INSTITUTIONAL SHARES
July 1, 2002

The AAL Small Cap Value Fund

The AAL Mid Cap Stock Fund

The AAL Capital Growth Fund

The AAL Large Company Index Fund

The AAL Mid Cap Index Fund

The AAL Balanced Fund

The AAL Bond Fund

The AAL Bond Index Fund

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

                                                                      Page
RISK/RETURN INFORMATION: INVESTMENT OBJECTIVES AND STRATEGIES

     Prospectus Summary
         Reading the Prospectus
         The Funds
          Principal Risks Common to all Funds
         Expense Example
     The AAL Small Cap Value Fund
     The AAL Mid Cap Stock Fund
     The AAL Mid Cap Index Fund
     The AAL Capital Growth Fund
     The AAL Large Company Index Fund
     The AAL Balanced Fund
     The AAL Bond Fund
     The AAL Bond Index Fund

FEES AND EXPENSES OF THE FUND

     Shareholder Fees
     Annual Fund Operating Expenses

ADDITIONAL STRATEGIES

     Actively Managed Equity Funds
     Equity Indexed Funds
     Foreign Securities and Emerging Markets
     High Yield Bonds or "Junk Bonds"

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

     Investment Adviser
     Adviser Fees
     Portfolio Management
     Performance Information
     Index Information

SHAREHOLDER INFORMATION

     Pricing Funds' Shares

DIVIDENDS

TAX CONSIDERATIONS

FINANCIAL HIGHLIGHTS

     The AAL Small Cap Value Fund
     The AAL Mid Cap Stock Fund
     The AAL Mid Cap Index Fund
     The AAL Capital Growth Fund
     The AAL Large Company Index Fund
     The AAL Balanced Fund
     The AAL Bond Fund
     The AAL Bond Index Fund

Risk/Return Information:
Investment Objectives and Strategies

PROSPECTUS SUMMARY

On January 1, 2002, Aid Association for Lutherans (AAL) and Lutheran Brotherhood (LB) merged, creating the largest fraternal benefit society in the United States. With a combined 185-year history, the merged organization continues to provide high quality insurance coverage, financial products and services, and fraternal benefits to help enhance the lives of our members. The merged organization operates under the Articles of Incorporation and Bylaws of AAL. Effective July 1, 2002 the new name of the merged organization is Thrivent Financial for Lutherans (Thrivent Financial).

READING THE PROSPECTUS

References to “you” and “your” in the prospectus refer to prospective investors or shareholders. References to “we,” “us” or “our” refer to the Trust or The AAL Mutual Funds (Funds) and Fund management, the adviser, distributor, administrator, transfer agent and custodians.

THE FUNDS

The AAL Mutual Funds is a series of separate mutual fund portfolios within a single trust (Trust), each with a specific investment objective. In this prospectus, we provide you with information on the investment objectives and policies of the Funds; risks of investing in the Funds; historic performance information; how to buy and sell Institutional Shares; management and services provided to the Funds; and other information. This prospectus describes a separate class of shares (Institutional Shares) for each Fund, for organizations or enterprises with minimum initial investment in the Funds of $500,000, or $250,000 for Lutheran congregations. We designed Institutional Shares to give organizations and enterprises (non-natural persons) or financial institutions acting in a fiduciary or agency capacity for them, a convenient means of accumulating an interest in The AAL Mutual Funds. Investors in Institutional Shares purchase at net asset value. They pay no initial sales charges, redemption fees, nor 12b-1 distribution and service fees. Institutional Shares purchase shares at net asset value. They do not pay initial sales charges, redemption fees or 12b-1 fees.

PRINCIPAL RISKS COMMON TO ALL FUNDS

You assume certain risks when you invest in any of the Funds. Risks specific to each Fund are discussed on the following pages. More generally, the investment style and strategies that we use to select stocks, bonds and other securities for each Fund depends on our ability to select those that perform well over time. Our selections may not always achieve our growth and/or income expectations, and securities we select could decline in value. There can be no assurance that any of the Funds will achieve its objective, and you could lose money.

Market Risk

Market risk is the possibility that stock or bond prices overall will decline. Over time, markets generally tend to move in cycles with periods when stock prices rise and periods when stock prices decline. The same sort of cycle may also occur with bond prices. The value of a fund’s investments may move with these cycles, and in some instances, increase or decrease more than its market as measured by the fund’s benchmark index.

Financial Risk

Financial risk is the possibility that a company’s performance will affect the market price of its security, and consequently the value of the fund. Some factors affecting the performance of a company include: demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty.

Inflation Risk

Inflation risk is the risk that the value of assets or income will decrease as inflation shrinks the purchasing power of a currency, thus causing the purchasing power not to keep pace with inflation.

Volatility Risk

Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. A fund may perform differently from other funds that employ a different style (like growth versus value) or that consist of a certain category of securities (like small-capitalization stocks versus large-capitalization stocks). Bonds may also exhibit price fluctuations due to changes in interest rate or bond yield levels. As a result, the value of a fund’s shares may fluctuate significantly in the short term.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in a Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. You should use the expense example for comparison purposes only. The example does not represent the Fund’s actual expenses and returns, either past or future. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

  Fund                              1 Year    3 Years    5 Years    10 Years
------------------------------------------------------------------------------
  AAL Small Cap Value Fund             166      514       887         1,933
  AAL Mid Cap Stock Fund                72      224       390           871
  AAL Mid Cap Index Fund                90      281       488         1,084
  AAL Capital Growth Fund               56      176       307           689
  AAL Large Company Index Fund          50      157       274           616
  AAL Balanced Fund                     63      199       346           774
  AAL Bond Fund                         47      148       258           579
  AAL Bond Index Fund                   54      170       296           665

The AAL Small Cap Value Fund

INVESTMENT OBJECTIVE

The AAL Small Cap Value Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stocks and securities convertible into small company common stocks.

INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of net assets (plus the amount of any borrowing) in small company common stocks. We focus mainly on the stocks of smaller companies which have market capitalizations similar to those companies included in widely known indices such as the S&P SmallCap 600 Index and the Russell 2000 Index. Currently, the largest companies included in that Index have market capitalization of approximately $2.5 billion. Should we determine that the Fund would benefit from reducing the percentage of invested assets from 80% to a lesser amount, we will provide you with at least 60 days’ notice of such a change. We may invest the remaining 20% of net assets in any combination of small-cap, mid-cap, or large-cap stocks and securities convertible into these stocks. Generally, small companies have not yet gained a reputation for quality. Small companies tend to be less recognizable than companies listed in the S&P 500 or the S&P MidCap 400 Index. Due to certain market inefficiencies, we believe properly selected small company stocks offer greater opportunities for long term capital growth. We ordinarily invest in equity securities of companies with prices that are significantly below their intrinsic value. Intrinsic value is determined by a company’s ability to generate long term cash flow, maintain competitive position and other variables depending on a specific company’s situation. A company’s securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, or industry conditions or developments affecting the particular company. In addition to valuation, we consider these factors, among others, in choosing companies:

  a stable or improving earnings record;
  sound finances;
  solid competitive position in a competitive industry;
  good management; and
  adequate company returns on investment.

We consider these factors, among others, in choosing when to sell a stock:

  when the stock price reaches a value through appreciation that is reasonably more than the intrinsic value of the business; or
  if the fundamentals of the business change, or our analysis of the business change, and we believe the intrinsic value of the business is less than the stock price.

INVESTMENT RISKS

In addition to the risks common to all Funds (see Principal Risks Common to All Funds), The AAL Small Cap Value Fund is also subject to the following investment risk:

  Liquidity Risk

Liquidity Risk

Liquidity risk is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Some securities, such as high-yield bonds and small capitalization stocks, have a less liquid resale market. As a result, we may have difficulty selling or disposing of securities in certain markets.

PAST PERFORMANCE

The Fund commenced operations on July 17, 2001. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

The AAL Mid Cap Stock Fund

INVESTMENT OBJECTIVE

The AAL Mid Cap Stock Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks, of mid-sized companies.

INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of net assets (plus the amount of any borrowing) in mid-sized company stocks. We focus mainly on the stocks of mid-sized companies which have market capitalizations similar to those companies included in widely known indices such as the S&PMidCap 400 Index and the Russell MidCap Index. Should we determine that the Fund would benefit from reducing the percentage of invested assets from 80% to a lesser amount, we will provide you with at least 60 days’ notice of such change. We may invest the remaining 20% in any combination of additional mid-cap stocks, large-cap stocks and securities convertible into these stocks. We look for mid-sized companies (including companies initially offering stock to the public) that, in our opinion:

  have prospects for growth in their sales and earnings;
  are in an industry with a good economic outlook;
  have high-quality management; and
  have a strong financial position.

We usually pick companies in the middle stages of their development. These companies tend to have established a record of profitability and possess a new technology, unique product or market niche.

INVESTMENT RISKS

The AAL Mid Cap Stock Fund is subject to all of the common investment risks (see Principal Risks Common to All Funds).

PAST PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by illustrating how the Fund has performed. The bar chart depicts the performance for the calendar years indicated. The table compares the Fund’s average annual returns for the calendar years indicated to a broad-based securities market index. As with all investments, past performance (before and after taxes) is not a guarantee of future results.

ANNUAL TOTAL RETURNS

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Return
Institutional Shares
Year Ended December 31st

[INSERT BAR CHART HERE]

12/31/98                  2.62%
12/31/99                 19.01%
12/31/00                 20.56%
12/31/01                (15.98)%

The Fund's year-to-date return as of March 31, 2002 was 4.53%.

                 Best and Worst Quarterly Returns
Best Quarter          4th Quarter 1998             22.99%
Worst Quarter         3rd Quarter 2001            (22.03)%

                        Average Annual Total Returns (%)
                   for the period ended December 31, 2001
-------------------------------------------------------------------------------------------
                                                                 Since Inception
                                                     1 Year     December 29, 1997
-------------------------------------------------------------------------------------------
Institutional Shares (before taxes)                 (15.98)%          6.24%
  (after taxes on distributions)/1/                 (16.46)%          3.72%
  (after taxes on distributions and redemptions)     (9.29)%          4.27%
S&P MidCap 400 Index/2/                              (0.61)%         13.08%

--------------------
/1/  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates and do not  reflect the impact of state and local taxes.  Actual  after-tax  returns  depend on an  investor's  tax situation and may differ from those shown, and after-tax  returns shown are not relevant to  investors  who hold the Fund shares  through  tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
/2/ The S&P MidCap 400 Index is an unmanaged  index that  represents the average performance of a group of 400 medium capitalization stocks. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

The AAL Mid Cap Index Fund

INVESTMENT OBJECTIVE

The AAL Mid Cap Index Fund seeks total returns that track the performance of the S&P MidCap 400 Index, by investing primarily in common stocks comprising the Index.

INVESTMENT STRATEGIES

Under normal circumstances, we invest in all of the mid-sized company stocks included in the S&P MidCap 400 Index in the proportions in which they are represented in the Index. This is a passively managed Fund, which means that we do not choose the securities that make up the Fund. When changes to the Index occur we will attempt to replicate these changes within the Fund. However, any such changes may result in slight variations from time to time. For liquidity reasons, we may invest, to some degree, in money market instruments.

INVESTMENT RISKS

The AAL Mid Cap Index Fund is subject to all of the common investment risks (see Principal Risks Common to All Funds).

PAST PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by illustrating how the Fund has performed. The bar chart depicts the performance for the calendar year indicated. The table compares the Fund’s average annual returns for the calendar years indicated to a broad-based securities market index. As with all investments, past performance (before and after taxes) is not a guarantee of future results. Although the Fund strives for investment returns similar to the S&P MidCap 400 Index, such returns will always be lower because the Fund has expenses that an index does not.

ANNUAL TOTAL RETURNS

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Return
Institutional Shares
Year Ended December 31st

[INSERT BAR CHART HERE]

12/31/00                17.29%
12/31/01             (1.20)%

The Fund's year-to-date return as of March 31, 2002 was 6.61%.

                 Best and Worst Quarterly Returns
Best Quarter          4th Quarter 2001             17.66%
Worst Quarter         3rd Quarter 2001            (16.36)%

                        Average Annual Total Returns (%)
                     for the period ended December 31, 2001
---------------------------------------------------------------------------------------------
                                                                   Since Inception
                                                      1 Year      December 31, 1999
---------------------------------------------------------------------------------------------
Institutional Shares (before taxes)                   (1.20)%           7.64%
  (after taxes on distributions)/1/                   (1.89)%           5.84%
  (after taxes on distributions and redemptions)      (0.60)%           5.28%
S&P MidCap 400 Index/2/                               (0.61)%           8.06%

-------------------
/1/  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates and do not  reflect the impact of state and local taxes.  Actual  after-tax  returns  depend on an  investor's  tax situation and may differ from those shown, and after-tax  returns shown are not relevant to  investors  who hold the Fund shares  through  tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
/2/ The S&P MidCap 400 Index is an unmanaged  index that  represents the average performance of a group of 400 medium capitalization stocks. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

The AAL Capital Growth Fund

INVESTMENT OBJECTIVE

The AAL Capital Growth Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 65% of total assets in common stocks, not including convertible securities. Generally, we focus on dividend-paying stocks of companies with earnings growth per share that are higher than stocks included in the S&P 500. We look for good corporate fundamentals by examining a company’s quality, operating growth predictability and financial strength. We may invest across all market capitalizations and across all industries and sectors. The Fund does not invest in bonds for capital growth or for long time periods. We may invest the remaining 35% in additional common stocks, preferred stocks and bonds. We limit our investment in convertible securities to be no more than 5% of the Fund’s net assets.

INVESTMENT RISKS

The AAL Capital Growth Fund is subject to all of the common investment risks (see Principal Risks Common to All Funds).

PAST PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by illustrating how the Fund has performed. The bar chart depicts the performance for the calendar years indicated. The table compares the Fund’s average annual returns for the calendar years indicated to a broad-based securities market index. As with all investments, past performance (before and after taxes) is not a guarantee of future results.

ANNUAL TOTAL RETURNS

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Return
Institutional Shares
Year Ended December 31st

[INSERT BAR CHART HERE]

12/31/98                 28.61%
12/31/99                 23.02%
12/31/00                (0.73)%
12/31/01               (13.61)%

The Fund's year-to-date return as of March 31, 2002 was 0.25%.

                 Best and Worst Quarterly Returns
Best Quarter          4th Quarter 1998             22.07%
Worst Quarter         3rd Quarter 2001            (14.37)%

                        Average Annual Total Returns (%)
                     for the period ended December 31, 2001
---------------------------------------------------------------------------------------
                                                                    Since Inception
                                                       1 Year      December 29, 1997
---------------------------------------------------------------------------------------
Institutional Shares (before taxes)                   (13.61)%           8.48%
  (after taxes on distributions)/1/                   (13.86)%           7.74%
  (after taxes on distributions and redemptions)       (8.24)%           6.83%
S&P 500/2/                                            (11.88)%           6.12%

---------------
/1/  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates and do not  reflect the impact of state and local taxes.  Actual  after-tax  returns  depend on an  investor's  tax situation and may differ from those shown, and after-tax  returns shown are not relevant to  investors  who hold the Fund shares  through  tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
/2/  The S&P 500 is a broad-based  composite  unmanaged index that represents the average performance of a group of 500 widely-held,  publicly traded stocks.
     The performance of the Index does not reflect deductions for fees, expenses or taxes.

Investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

The AAL Large Company Index Fund

INVESTMENT OBJECTIVE

The AAL Large Company Index Fund seeks total returns that track the performance of the S&P 500, by investing primarily in common stocks comprising the Index.

INVESTMENT STRATEGIES

Under normal circumstances, we strive to invest in all of the large company common stocks included in the S&P 500 in the proportions in which they are represented in the Index. This is a passively managed Fund, which means that we do not choose the securities that make up the Fund. When changes to the Index occur we will attempt to replicate these changes within the Fund. However, any such changes may result in slight variations from time to time. For liquidity reasons, we may invest, to some degree, in money market instruments. For defensive purposes, we may invest up to 20% of the Fund’s net assets in securities of foreign issuers. These temporary defensive measures may cause the Fund not to meet its objective.

INVESTMENT RISKS

The AAL Large Company Index Fund is subject to all of the common investment risks (see Principal Risks Common to All Funds).

PAST PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by illustrating how the Fund has performed. The bar chart depicts the performance for the calendar years indicated. The table compares the Fund’s average annual return for the calendar years indicated to a broad-based securities market index. Although the Fund strives for investment returns similar to the S&P 500, such returns will always be lower because the Fund has expenses that an index does not. As with all investments, past performance (before and after taxes) is not a guarantee of future results.

ANNUAL TOTAL RETURNS

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Return
Institutional Shares
Year Ended December 31st

[INSERT BAR CHART HERE]

12/31/00                (8.87)%
12/31/01               (12.61)%

The Fund's year-to-date return as of March 31, 2002 was 0.26%.

                 Best and Worst Quarterly Returns
Best Quarter          4th Quarter 2001             10.07%
Worst Quarter         3rd Quarter 2001            (14.74)%

                        Average Annual Total Returns (%)
                     for the period ended December 31, 2001
---------------------------------------------------------------------------------------
                                                                    Since Inception
                                                       1 Year      December 31, 1999
---------------------------------------------------------------------------------------
Institutional Shares (before taxes)                   (12.61)%         (10.74)%
  (after taxes on distributions)/1/                   (12.83)%         (11.02)%
  (after taxes on distributions and redemptions)       (7.68)%          (8.62)%
S&P 500/2/                                            (11.88)%         (10.49)%

----------------
/1/  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates and do not  reflect the impact of state and local taxes.  Actual  after-tax  returns  depend on an  investor's  tax situation and may differ from those shown, and after-tax  returns shown are not relevant to  investors  who hold the Fund shares  through  tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
/2/  The S&P 500 is a broad-based  composite  unmanaged index that represents the average performance of a group of 500 widely-held,  publicly traded stocks.
     The performance of the Index does not reflect deductions for fees, expenses or taxes.

Investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

The AAL Balanced Fund

INVESTMENT OBJECTIVE

The AAL Balanced Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

INVESTMENT STRATEGY

The Fund incorporates the strategies of The AAL Capital Growth, AAL Bond and AAL Money Market Funds. For debt securities, the Fund generally selects securities from the same pool of securities that make up The AAL Bond Fund. However, some debt securities may not be the same. Nevertheless, we will select them in accordance with the Bond Fund’s strategy. We establish our asset allocation mix by forecasting the expected return of each asset class over short-term and long-term time horizons, and consider the variability of the anticipated returns based on historical results as well as expected risks and returns. Since stock and bond markets tend to fluctuate independently of each other, the decline in one market may be offset by the rise of the other. As a result of the asset class mix, the Fund is more diversified and is subject to less risk than investing exclusively in stocks or bonds alone. Overall, we try to maintain higher weighting in those asset classes we expect to provide the highest returns over a set time horizon. In a general decline in one market, we may increase our weighting in one or both of the other asset classes. Despite our attempts to ease the effect of any market downturn, you may still lose money. The Fund invests in the following three asset classes within the ranges given:

                                   minimum       maximum
                                   ---------------------
    Common Stocks                    35%           75%
    Debt Securities                  25%           50%
    Money Market Instruments         0%            40%

Current Weighting of Assets
As of December 31, 2001, the investments in the asset classes were as follows:

                                     percent weighted
                                     ----------------
    common stocks                          55.3%
    debt securities                        35.7%
    money market instruments                9.0%
                                            ----
    Total                                   100%

INVESTMENT RISKS

In addition to the common risks (see Principal Risks Common to All Funds), The AAL Balanced Fund is also subject to the following primary investment risks:

  Credit Risk
  Interest Rate Risk

Credit Risk

Credit risk is the risk that an issuer of a bond held by a fund may no longer be able to pay its debt. As a result of such an event, the bond may decline in price thereby affecting the value of the fund. High-yield bonds are subject to greater credit risk than investment-grade bonds. To compensate for this risk, high-yield bonds have higher yields.

Interest Rate Risk

Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. This effect may cause the value of a fund to decline and reduce the overall return of a fund.

PAST PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by illustrating how the Fund has performed. The bar chart depicts the performance for the calendar years indicated. The table compares the Fund’s average annual returns for the calendar years indicated to a broad-based securities market index. As with all investments, past performance (before and after taxes) is not a guarantee of future results.

ANNUAL TOTAL RETURNS

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Return
Institutional Shares
Year Ended December 31st

[INSERT BAR CHART HERE]

12/31/98                 18.01%
12/31/99                 11.56%
12/31/00                  3.61%
12/31/01                 (2.57)%

The Fund's year-to-date return as of March 31, 2002 was (0.32)%.

                 Best and Worst Quarterly Returns
Best Quarter          4th Quarter 1998             11.37%
Worst Quarter         3rd Quarter 2001             (5.85)%

                        Average Annual Total Returns (%)
                     for the period ended December 31, 2001
------------------------------------------------------------------------------------
                                                                  Since Inception
                                                      1 Year     December 29, 1997
------------------------------------------------------------------------------------
Institutional Shares (before taxes)                   (2.57)%          7.35%
  (after taxes on distributions)/1/                   (3.68)%          6.22%
  (after taxes on distributions and redemptions)      (1.58)%          5.41%
Lehman Aggregate Bond Index/2/                         8.44%           6.88%
S&P 500/3/                                           (11.88)%          6.12%

-----------------
/1/  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates and do not  reflect the impact of state and local taxes.  Actual  after-tax  returns  depend on an  investor's  tax situation and may differ from those shown, and after-tax  returns shown are not relevant to  investors  who hold the Fund shares  through  tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
/2/  The Lehman Aggregate Bond Index is an unmanaged index that encompasses four classes of fixed-income  securities in the United States: U.S. Treasury and
     U.S.   government   agency   securities,    corporate   debt   obligations,
     mortgage-backed  securities and asset-backed securities. The performance of the Index does not reflect deductions for fees, expenses or taxes.
/3/  The S&P 500 is a broad-based  composite unmanaged index that represents the average performance of a group of 500 widely-held,  publicly traded stocks.
     The performance of the Index does not reflect deductions for fees, expenses or taxes.

Investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

The AAL Bond Fund

INVESTMENT OBJECTIVE

The AAL Bond Fund seeks a high level of current income, consistent with capital preservation, by investing primarily in a diversified portfolio of investment-grade bonds.

INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of the Fund's net assets (plus the amount of any borrowing) in:

  bonds of U.S. and foreign issuers payable in U.S. dollars rated within the four highest rating categories by at least two NRSROs at the time of purchase; and

  bonds or other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, primarily those securities supported by the full faith and credit of the U.S. Treasury.

We may invest the remainder of the Fund’s net assets in:

  privately issued or guaranteed mortgage-related securities (such as home equity asset-backed securities) rated within the four highest categories by at least two NRSROs or unrated mortgage-related securities, if we determine at the time of purchase that these unrated securities have credit quality characteristics comparable to these ratings. Securities rated in the fourth highest category have speculative investment characteristics;

  commercial paper rated in the highest rating category by a NRSRO, or commercial paper issued or guaranteed by a corporation who has outstanding debt rated in the two highest categories by a NRSRO at the time of purchase;

  bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion; and

  corporate obligations, including variable rate master notes, rated in the two highest categories by a NRSRO, or issued by a corporation whose outstanding debt has an equal or better rating at the time of purchase.

Should we determine that the Fund would benefit from reducing the percentage of invested assets from 80% to a lesser amount, we will provide you with at least 60 days notice of such change.

Although there are no restrictions on the maturity of the debt securities we may purchase for the Fund, generally we maintain a weighted average effective maturity of between 5 and 10 years. Effective maturity of a debt security takes into account projected prepayments, call dates, put dates and sinking funds, if any, that reduce the stated maturity date of the bond. We anticipate that during normal market conditions the average portfolio maturity of the Fund will not exceed 20 years. We use the stated final maturity date (rather than effective maturity) of a security to calculate average maturity, notwithstanding earlier call dates and possible prepayments.

INVESTMENT RISKS

In addition to the risks common to all Funds (see Principal Risks Common to All Funds), The AAL Bond Fund is also subject to the following primary investment risks:

  Credit Risk
  Interest Rate Risk

Credit Risk

Credit risk is the risk that an issuer of a bond held by a fund may no longer be able to pay its debt. As a result of such an event, the bond may decline in price thereby effecting the value of the fund.

Interest Rate Risk

Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. This effect may cause the value of a fund to decline and reduce the overall return of a fund.

PAST PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by illustrating how the Fund has performed. The bar chart depicts the performance for the calendar years indicated. The table compares the Fund’s average annual returns for the calendar years indicated to a broad-based securities market index. As with all investments, past performance (before and after taxes) is not a guarantee of future results.

ANNUAL TOTAL RETURNS

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Return
Institutional Shares
Years Ended December 31st

[INSERT BAR CHART HERE]

12/31/98                  7.15%
12/31/99                 (1.35)%
12/31/00                 11.22%
12/31/01                  8.56%

The Fund's year-to-date return as of March 31, 2002 was (0.81)%.

                 Best and Worst Quarterly Returns
Best Quarter          3rd Quarter 2001              4.95%
Worst Quarter         2nd Quarter 1999             (1.11)%

                        Average Annual Total Returns (%)
                     for the period ended December 31, 2001
-------------------------------------------------------------------------------------
                                                                   Since Inception
                                                       1 Year     December 29, 1997
-------------------------------------------------------------------------------------
Institutional Shares (before taxes)                     8.56%           6.27%
  (after taxes on distributions)/1/                     5.93%           3.70%
  (after taxes on distributions and redemptions)        5.16%           3.71%
Lehman Aggregate Bond Index/2/                          8.44%           6.88%

-----------------
/1/  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates and do not  reflect the impact of state and local taxes.  Actual  after-tax  returns  depend on an  investor's  tax situation and may differ from those shown, and after-tax  returns shown are not relevant to  investors  who hold the Fund shares  through  tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
/2/  The Lehman Aggregate Bond Index is an unmanaged index that encompasses four classes of fixed income securities in the United States:  U.S. Treasury and
     U.S.   government   agency   securities,    corporate   debt   obligations,
     mortgage-backed  securities and asset-backed securities. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

The AAL Bond Index Fund

INVESTMENT OBJECTIVE

The Fund strives for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

INVESTMENT STRATEGIES

Under normal circumstances, we invest in a representative sample of fixed-income and mortgage-backed securities included in the Lehman Aggregate Bond Index. We do not invest in all of the issues that make up the Index but select from issuers within the Index. Therefore, we expect the investment performance of this Fund to approximate the performance of the Index over time. We include only those issues that:

  are of investment-grade quality;
  have a fixed rate;
  are publicly issued;
  have at least $150 million par outstanding;
  are dollar-denominated and nonconvertible; and
  have a maturity of more than one year.

Should we determine that the Fund would benefit from reducing the percentage of invested assets from 80% to a lesser amount, we will provide you with at least 60 days’ notice of such change. For liquidity reasons, we may invest, to some degree, in money market instruments. Although we try to match the performance of the Lehman Aggregate Bond Index, many factors can cause the Fund not to meet its objective. We invest in six general classes of investment grade, fixed-income securities including:

  U.S. Treasury securities;
  government agency securities;
  corporate bonds;
  commercial mortgage-backed securities;
  mortgage-backed securities; and
  asset-backed securities.

As of December 31, 2001, these four classes represented the following proportions of the Fund’s long-term market value:

                                           Percent of Total
                                           ----------------
     U.S. Treasury & Government Agency          64.1%
     Corporate                                  27.9%
     Other Government                            3.6%
     Asset-Backed                                4.4%
                                                 ----
     Total                                      100%

INVESTMENT RISKS

In addition to the common risks (see Principal Risks Common to All Funds), The AAL Bond Index Fund is also subject to the following primary investment risks:

  Credit Risk
  Interest Rate Risk

Credit Risk

Credit risk is the risk that an issuer of a bond held by a fund may no longer be able to pay its debt. As a result of such an event, the bond may decline in price thereby affecting the value of the fund.

Interest Rate Risk

Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. This effect may cause the value of a fund to decline and reduce the overall return of a fund.

PAST PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by illustrating how the Fund has performed. The bar chart depicts the performance for the calendar years indicated. The table compares the Fund’s average annual returns for the calendar years indicated to a broad-based securities market index. Although the Fund strives for investment returns similar to the Lehman Aggregate Bond Index, such returns will always be lower because the Fund has expenses that an index does not. As with all investments, past performance (before and after taxes) is not a guarantee of future results.

ANNUAL TOTAL RETURNS

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Return
Institutional Shares
Years Ended December 31st

[INSERT BAR CHART HERE]

12/31/00                 11.71%
12/31/01                  8.17%

The Fund's year-to-date return as of March 31, 2002 was (0.18)%.

                 Best and Worst Quarterly Returns
Best Quarter          3rd Quarter 2001              4.98%
Worst Quarter         4th Quarter 2001             (0.19)%

                        Average Annual Total Returns (%)
                     for the period ended December 31, 2001
------------------------------------------------------------------------------------
                                                                   Since Inception
                                                      1 Year      December 31, 1999
------------------------------------------------------------------------------------
Institutional Shares (before taxes)                    8.17%            9.91%
  (after taxes on distributions)/1/                    5.25%            7.00%
  (after taxes on distributions and redemptions)       5.00%            6.50%
Lehman Aggregate Bond Index/2/                         8.44%           10.02%

-------------------
/1/  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates and do not  reflect the impact of state and local taxes.  Actual  after-tax  returns  depend on an  investor's  tax situation and may differ from those shown, and after-tax  returns shown are not relevant to  investors  who hold the Fund shares  through  tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
/2/ The Lehman Aggregate Bond Index is an unmanaged index that encompasses four classes of fixed income securities in the United States:  U.S. Treasury and
     U.S.   government   agency   securities,    corporate   debt   obligations,
     mortgage-backed  securities and asset-backed securities. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Fees and Expenses of the Funds

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below. The following table describes the fees and expenses you pay if you buy and hold the Funds’ shares:

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                              Institutional
                                                                 Shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                             None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on purchases
  (as a percentage of net asset value)                            None
--------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES
                      (EXPENSES DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------
                                                  Distribution              Total Fund
                                    Management    and Service    Other      Operating
                                       Fees       (12b-1)Fees   Expenses     Expenses
---------------------------------------------------------------------------------------
The AAL Small Cap Value Fund          0.70%        0.00%         0.93%        1.63%
The AAL Mid Cap Stock Fund            0.66%        0.00%         0.04%        0.70%
The AAL Mid Cap Index Fund            0.25%        0.00%         0.63%        0.88%
The AAL Capital Growth Fund           0.53%        0.00%         0.02%        0.55%
The AAL Large Company Index Fund      0.25%        0.00%         0.24%        0.49%
The AAL Balanced Fund                 0.55%        0.00%         0.07%        0.62%
The AAL Bond Fund                     0.45%        0.00%         0.01%        0.46%
The AAL Bond Index Fund               0.25%        0.00%         0.28%        0.53%

Additional Strategies

ACTIVELY MANAGED EQUITY FUNDS

We use a bottom-up approach to investing. This means that we search for outstanding performance of individual companies before looking at economic trends. Using this approach, we identify an individual company we believe is an attractive investment opportunity, consistent with the Fund’s investment policy. We sell a security when a company no longer demonstrates its ability to perform according to our expectations and we believe there are better, alternative investments. This investment strategy may result in short-term gains or losses for the Fund. The Funds that use this strategy are:

    AAL Mid Cap Stock           AAL Capital Growth
    AAL Small Cap Value

EQUITY INDEXED FUNDS
   Fund                                     Corresponding Index
   AAL Mid Cap Index                        S&P MidCap 400 Index
   AAL Large Company Index                  S&P 500

To the extent possible, the Funds are fully invested. Our ability to match the performance of the indexes will be affected, to some extent, by the size and timing of cash flows into and out of the Funds. Since the Funds have expenses that indexes do not, performance will not match the corresponding index exactly. We will try to manage the Funds to reduce such effects.

FOREIGN SECURITIES AND EMERGING MARKETS

A foreign security is any non-U.S. Security that is issued by a company of a particular country. We consider a company to be from a particular country if it:

  is organized under the laws of that country;

  has at least 50% of the value of its assets located in that country; or

  derives at least 50% of its income from operations or sales in that country.

A country in the beginning stages of developing its economy is an emerging market. Developing countries have less diverse economic structures and less stable political systems than those of developed countries. Consequently, markets of developing countries may be more volatile than the markets of more mature economies.

HIGH-YIELD BONDS OR “JUNK BONDS”

High-yield bonds have a higher yield to compensate for the greater risk that the issuer might not make its interest and principal payments. Most bonds are rated by Nationally Recognized Statistical Ratings Organizations (NRSROs) according to the issuer’s ability to maintain interest payments and repay the principal amount at the maturity date. High-yield bonds are speculative and are considered below investment-grade by these NRSROs. High yield bonds include:

  fixed rate bonds
  variable rate bonds
  convertible bonds
  zero coupon bonds
  payment-in-kind bonds
  floating rate obligations
  deferred interest debt obligations
  structured debt obligations

Management, Organization and Capital Structure

INVESTMENT ADVISER

Thrivent Investment Management Inc. serves as investment adviser and distributor to the Funds. Thrivent Investment Management Inc. is a wholly owned, indirect subsidiary of Thrivent Financial for Lutherans (Thrivent Financial). Today, Thrivent Financial is a Fortune 500 organization, which is the nation’s leading fraternal benefit society with nearly 3 million members and $58.6 billion in assets under management. The organization’s members join together for insurance and financial products, as well as education and volunteer opportunities. Thrivent Financial is a faith-based membership organization called to improve the quality of life of its members, their families, and their communities. The organization seeks to provide unparalleled solutions that focus on financial security, wellness and caring for others. Membership is open to Lutherans and their families who serve or are associated with Lutherans or Lutheran organizations, but who are not Lutheran. Thrivent Financial offers life, health, and disability income insurance and fixed annuities to its members, and all members are part of one of approximately 12,000 local Thrivent Financial branches throughout the United States. Through Thrivent Investment Management Inc., Thrivent Financial offers The AALMutual Funds. Thrivent Investment Management Inc. has served as adviser to The Funds since the commencement of operations. As of December 31, 2001, Thrivent Investment Management Inc. managed over $7.7 billion in assets for The Funds. Thrivent Financial’s principal address is 625 Fourth Avenue South, Minneapolis, MN, 55415.

ADVISER FEES PER FUND

The investment adviser receives an investment management fee for each Fund. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended April 30, 2002 was:

FUND                                              ADVISORY FEE
-------------------------------------------------------------------------
The AAL Small Cap Value Fund/1/                        0.70%
The AAL Mid Cap Stock Fund                             0.66%
The AAL Mid Cap Index Fund/2/                          0.25%
The AAL Capital Growth Fund                            0.53%
The AAL Large Company Index Fund/2/                    0.24%
The AAL Balanced Fund                                  0.55%
The AAL Bond Fund                                      0.45%
The AAL Bond Index Fund/2/                             0.23%

--------------
/1/ The AAL Small Cap Value Fund has not been in  operation  for one full fiscal year. The projected  advisory fee for the Fund,  pursuant to the Investment
     Advisory Agreement is .70% of average daily net assets.
/2/ Advisory fees for the Index Funds do not include the adviser's  reimbursement
    of  Fund  expenses.  Actual  expenses  with  reimbursements,   "Total  Fund
    Operating Expenses," will be 0.20%.

PORTFOLIO MANAGEMENT
Portfolio Manager(s)             Fund                         Experience
---------------------------------------------------------------------------------------------------------------------------------------
Christopher Serra, CFA           AAL Small Cap Value          Christopher Serra, CFA, has managed the day-to-day Fund investments since the Fund's inception on July 17, 2001.  From 1999 to 2001, Mr. Serra was
                                                              the assistant portfolio manager of The AAL Small Cap Stock Fund.  From
                                                              1998 to 1999, Mr. Serra served as senior equity analyst for Thrivent
                                                              Financial.  Prior to joining Thrivent Financial, Mr. Serra worked as an equity analyst for William Blair and Company from January 1995 to July
                                                              1998.  Prior to this, Mr. Serra was employed by Morningstar Inc.

---------------------------------------------------------------------------------------------------------------------------------------
Michael R. Hochholzer, CFA       AAL Mid Cap Stock            Michael R. Hochholzer, CFA, has managed the day-to-day Fund investments since March 1997. Mr. Hochholzer also currently serves as portfolio manager of the AAL Mid Cap Stock portfolio, a series of an affiliated mutual fund group.  Prior to serving as a portfolio manager, Mr.
                                                              Hochholzer served as a securities analyst and portfolio manager for
                                                              Thrivent Financial from 1989 through 1997.

---------------------------------------------------------------------------------------------------------------------------------------
Frederick L. Plautz              AAL Capital Growth           Frederick L. Plautz, has managed the day-to-day Fund investments since
                                                              November 1, 1995.  Mr. Plautz also manages the AAL Capital Growth portfolio, a series of an affiliated mutual fund group, and co-manages
                                                              The AAL Balanced Fund.  Prior to his employment with Thrivent Financial,
                                                              Mr. Plautz served as vice president and portfolio manager for Federated
                                                              Investors from 1990 through October 1995.

---------------------------------------------------------------------------------------------------------------------------------------
Frederick L. Plautz &            AAL Balanced                 Frederick L. Plautz, portfolio manager of The AAL Capital Growth Fund and
Alan D. Onstad, CFA                                           Alan D. Onstad, CFA, co-portfolio manager of The AAL Bond Fund, serve as co-managers of the Fund.  In addition to The Capital Growth and Balanced
                                                              Funds, Mr. Plautz also manages the AAL Capital Growth portfolio, a series of an affiliated mutual fund group.  Mr. Onstad, in addition to co-managing The AAL Bond and Balanced Funds, also manages The AAL U.S.
                                                              Government Zero Coupon Target Fund, Series 2006.

---------------------------------------------------------------------------------------------------------------------------------------
Alan D. Onstad, CFA &           AAL Bond                      Alan D. Onstad, CFA, has been portfolio manager of The AAL Bond Fund
Mike Landreville, CFA                                         since July 19, 1999.  On May 1, 2002, he became co-manager of this
                                                              Fund.  Mr. Onstad also co-manages The AAL Balanced Fund, the LB Income
                                                              Fund and the Income Portfolio.  Mr. Onstad currently serves as portfolio manager of The AAL U.S. Government Zero Coupon Target Fund, Series
                                                              2006.  Mr. Onstad has been employed by Thrivent Financial since 1973.

                                                              Mike Landreville, CFA, has been portfolio manager of the LB  Income
                                                              Fund since September 1, 1999.  On May 1, 2002, he became co-manager of
                                                              The AAL Bond Fund.  Mr. Landreville is also co-manager of the LB Income
                                                              Fund and Income Portfolio, and portfolio manager of the LB Limited
                                                              Maturity Bond Fund and Limited Maturity Portfolio.  Mr. Landreville has
                                                              been employed by Thrivent Financial since 1983.

---------------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE INFORMATION

From time to time, we calculate and advertise performance information for different periods of time by quoting yields or total returns designed to inform you of the performance of a Fund. We show yields and total returns based on historical performance. We expect each indexed Fund (Mid Cap Index Fund, Bond Index Fund and Large Company Index Fund ) to track its respective index as closely as possible. However, a fund has operating expenses that an index does not, so a fund will not be able to match the performance of its index exactly. Historical performance does not indicate future performance.

INDEX INFORMATION

From time to time, we may compare the performance of each Fund with that of its benchmark index. Three Funds are considered to be indexed funds: The AAL Large Company Index Fund, Mid Cap Index Fund and The Bond Index Fund. These Funds are passively managed; securities that comprise the Funds are the same as the securities in their respective index or a representative sample of securities in their index. The other Funds are actively managed: the Funds’ managers use their own discretion to determine whether to include a security in a Fund. We may compare some of these actively managed Funds to benchmark indexes to give you a perspective on the Funds’ performance.

S&P 500

Standard & Poor’s (S&P) compiles several broad-based indexes used as benchmarks for tracking certain types of markets. The most widely known index is the S&P 500 Composite Stock Price Index (S&P 500). The S&P 500 consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the index proportionate to its market value. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. The companies whose stocks are included in this index tend to be the leading companies in leading industries within the U.S. economy. The weightings make each company’s influence on the index’s performance directly proportional to that company’s market value. This characteristic has made the S&P 500 the investment industry standard for measuring the performance of funds comprised of large-capitalization stocks.

S&P MidCap 400 Index

The S&P MidCap 400 Index is a benchmark for tracking performance of medium-capitalization companies ranging in value from $1 billion to $5 billion. While this index is relatively new, the industry recognizes it as a good benchmark for tracking mid-cap stocks. The 400 stocks that make up the index are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ quotation system. In addition, the stocks that make up the index are liquid, meaning they are easily traded. These characteristics of the S&P MidCap 400 Index make it relatively easy to emulate. The easier it is to track an index, the more likely it is for a fund to track that index’s performance.

S&P SmallCap 600 Index

The S&P SmallCap 600 Index is a benchmark index for tracking small-capitalization stocks ranging in value from approximately $300 million to $1 billion. While this index is relatively new, the industry recognizes it as a good benchmark for tracking small-cap stocks. The 600 stocks that make up the index are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ quotation system. As with the S&P MidCap 400 Index, the stocks that make up the S&P SmallCap 600 Index are liquid, meaning they are easily traded. The S&P SmallCap 600 Index is therefore relatively easy to emulate. A fund is more likely, then, to track the index’s performance.

The S&P 500, S&P MidCap 400 and the S&P SmallCap 600 Indexes are comprised of U.S. equity stocks. S&P periodically makes additions and deletions of stock to its indexes. Selection of a stock for inclusion in any S&P index in no way implies an opinion by S&P as to its attractiveness as an investment. Standard & Poor’s only relationship to the Funds is the licensing of the Standard & Poor’s Marks, the S&P 500, the S&P MidCap 400 Index and the S&P SmallCap 600 Index. These indexes are determined, composed and calculated by Standard & Poor’s without regard to any particular fund.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “S&P 500®,” “500,” “Standard & Poor’s MidCap 400 Index,” “S&P MidCap 400 Index,” “Standard &Poor’s SmallCap 600 Index” and “S&P SmallCap 600 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Thrivent Financial. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. See the Statement of Additional Information for additional disclaimers and limitations of liabilities on behalf of S&P.

PORTFOLIO TURNOVER RATES

We expect The Small Cap Value, Mid Cap Stock and Bond Funds to have portfolio turnover greater than 100%, and the other Funds to have a portfolio turnover of less than 100%. Portfolio turnover rates over 100% are considered high. Due to the high volume of buying and selling activity in a fund with turnover in excess of 100%, we may pay more commissions for these Funds. We also may realize more taxable gains and losses than in funds with fewer turnovers. Increased expenses and tax consequences of these trading practices may lower returns for shareholders.

Shareholder Information

PRICING FUNDS’ SHARES

The price of a Fund’s shares is based on the Fund’s net asset value (NAV). The Funds determine the NAV per share once daily at the close of trading, normally 3:00 p.m. Central Time, on the New York Stock Exchange (NYSE or the Exchange). The Funds do not determine NAV on holidays observed by the NYSE, Thrivent Financial or on any other day when the NYSE is closed. The Exchange is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. The price at which you purchase or redeem shares of the Funds is based on the NAV next calculated after the Funds receive your payment or redemption request.

We determine the NAV by dividing the total fund assets, less all liabilities, by the total number of outstanding shares. To determine the NAV, the Funds value their securities at current market value using readily available market prices. The Funds use pricing services as approved by The AAL Mutual Funds’ Board of Trustees. If market prices are not available, NAV is based on a security’s fair value as determined in good faith under policies and guidelines approved by the Board of Trustees.

Some of the Funds hold securities that trade on foreign exchanges. These exchanges may trade on weekends or other days when the Funds do not price their shares. As a result, the value of a Fund’s shares may change at a time when those shares may not be purchased or redeemed.

Dividends

The Funds endeavor to qualify annually for, and elect tax treatment applicable to, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (Code). Each Fund will be treated as a separate regulated investment company under the Code. Pursuant to the requirements of the Code, we intend to distribute substantially all of the Funds’ net investment income and net realized capital gains, if any, less any available capital loss carryover, to shareholders annually. We do this to avoid paying income tax on the Funds’ net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized gains. Annually, we intend to comply with all of the requirements to qualify as a regulated investment company for each Fund. We provide you with full information on dividends and capital gains distributions for each Fund on an annual basis.

Below, we provide you with a general description of the distribution policies and some of the tax consequences for the Funds’ shareholders. You should always check with your tax adviser to determine whether any dividends and distributions paid to you by a Fund are subject to any taxes, including state and local taxes.

The dividends from net investment income of each of the Funds, including net short-term capital gains, are taxable as ordinary income to shareholders, whether paid in additional shares or in cash. Any long-term capital gains distributed to shareholders are taxable as capital gains to shareholders, whether they receive them in cash or in additional shares, regardless of the length of time a shareholder has owned the shares.

We distribute substantially all net investment income and any net realized capital gains, if any, at least annually, for the Funds as shown in the table below.

                                              Dividends     Capital Gains/1/
 Fund                                         (If Any)          (If Any)
------------------------------------------------------------------------------------
 The AAL Small Cap Value Fund                 Annually          Annually
 The AAL Mid Cap Stock Fund                   Annually          Annually
 The AAL Mid Cap Index Fund                   Annually          Annually
 The AAL Capital Growth Fund                Semi-Annually       Annually
 The AAL Large Company Index Fund             Annually          Annually
 The AAL Balanced Fund                        Quarterly         Annually
 The AAL Bond Fund/2/                          Monthly          Annually
 The AAL Bond Index Fund/2/                    Monthly          Annually

----------------
/1/  The Funds may distribute capital gains more often than annually.
/2/  The AAL Bond and Bond Index Funds accrue income dividends daily.

Tax Considerations

DIVIDENDS

As with all funds distributing taxable income, you as a tax-paying investor will be subject to income taxes on all dividends and distributions, regardless of whether you elect to take them in cash or have them reinvested.

Each Fund intends to distribute in December and, if necessary, at such other times as the Fund may determine, its net investment income and any net realized capital gains resulting from investment activity. Any dividend (including a capital gains dividend) declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31, of the calendar year declared. Cumulative statements showing all activity in the account for the prior year will be mailed annually to all shareholders.

All income and capital gains distributions are reinvested in full and fractional shares of a Fund at net asset value, without sales charges, on a payment date unless a shareholder has requested payment in cash on the shareholder application or by separate written request. The shareholder returns that we project at maturity assume the reinvestment of all income and capital gains distributions. If a shareholder elects to receive these distributions in cash, the return at maturity will be substantially less than our projections at the time of purchase.

WITHHOLDING TAXES

The Funds are required by federal law to withhold 30% of reportable payments (which include dividends, capital gains distributions and redemption proceeds) paid to certain shareholders who have not properly certified that the Social Security or other taxpayer identification number provided by the shareholder is correct and that he or she is not otherwise subject to backup withholding. The Funds’ shareholder application includes the required certification.

This discussion provides no information as to state and local tax consequences of ownership of shares of the Funds. You should consult your personal tax adviser to determine the consequences of state and local taxes, and for a more detailed assessment of federal tax consequences for your particular circumstances.

Financial Highlights Information

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the accounting firm of PricewaterhouseCoopers LLP. whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

THE AAL SMALL CAP VALUE FUND
                                                                    Period Ended
CLASS I SHARES                                                     4/30/2002 (c)
==================================================================================================
Net asset value: Beginning of Period                          $     10.00

Income from Investment Operations
Net investment loss                                                 (0.05)
Net realized and unrealized gain on investments                      1.76
Total from Investment Operations                                     1.71
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                -
Net realized capital gains                                           -
Total Distributions                                                  -
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net asset value                                      1.71
Net asset value: End of Period                                $     11.71
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    17.10%
Net assets, end of period (in millions)                       $      3.5
Ratio of expenses to average net assets (a)                          1.59%
Ratio of net investment loss to average net assets (a)              (0.66)%
Portfolio turnover rate                                             50.31%

If the  Fund had paid all of their  expenses  without  the  adviser's  voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                          1.63%
Ratio of net investment loss to average net assets (a)              (0.70)%

---------------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not annualized.

THE AAL MID CAP STOCK FUND
                                                             Year Ended April 30,                                    Period Ended
CLASS I SHARES                                                       2002         2001         2000         1999       1998 (c)
===================================================================================================================================
Net asset value: Beginning of Period                          $     14.98   $    16.89   $    13.94   $    15.96   $    14.40

Income from Investment Operations
Net investment income                                                0.03         0.07         0.05         0.02         0.00
Net realized and unrealized gain (loss) on investments              (1.32)        1.21         3.73        (1.25)        1.56
Total from Investment Operations                                    (1.29)        1.28         3.78        (1.23)        1.56
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                -            -            -            -            -
Net realized capital gains                                          (0.38)       (3.19)       (0.83)       (0.79)        -
Total Distributions                                                 (0.38)       (3.19)       (0.83)       (0.79)        -
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (1.67)       (1.91)        2.95        (2.02)        1.56
Net asset value: End of Period                                $     13.31   $    14.98   $    16.89  $     13.94   $    15.96
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    (8.86)%       7.68%       28.00%       (7.17)%      10.83%
Net assets, end of period (in millions)                       $     24.8    $    24.3    $    16.5    $     6.4    $     1.2
Ratio of expenses to average net assets (a)                          0.69%        0.68%        0.62%        0.85%        0.86%
Ratio of net investment income to average net assets (a)             0.28%        0.50%        0.51%        0.33%        0.18%
Portfolio turnover rate                                             97.28%      144.33%      142.26%      125.94%      104.73%

If the  Fund had paid all of their  expenses  without  the  adviser's  voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                          0.70%        0.69%        0.71%        0.85%        0.86%
Ratio of net investment income to average net assets (a)             0.27%        0.50%        0.41%        0.37%        0.18%

--------------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not annualized.
(c)  Since inception December 29, 1997.

THE AAL MID CAP INDEX FUND
                                                                               Year Ended        Year Ended       Period Ended
CLASS I SHARES                                                                  4/30/2002         4/30/2001       4/30/2000(c)
==================================================================================================================================
Net asset value: Beginning of Period                                          $   10.80         $    10.90          $  10.00

Income from Investment Operations
Net investment income                                                              0.06               0.08              0.03
Net realized and unrealized gain on investments                                    0.60               0.57              0.87
Total from Investment Operations                                                   0.66               0.65              0.90
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                             (0.07)             (0.09)             -
Net realized capital gains                                                        (0.16)             (0.66)             -
Total Distributions                                                               (0.23)             (0.75)             -
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                         0.43              (0.10)             0.90
Net asset value: End of Period                                                $   11.23         $    10.80          $  10.90
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                                   6.23%              6.13%             9.00%
Net assets, end of period (in millions)                                       $   24.3          $    13.0           $   8.9
Ratio of expenses to average net assets (a)                                        0.20%              0.20%             0.20%
Ratio of net investment income to average net assets (a)                           0.84%              0.90%             1.02%
Portfolio turnover rate                                                           20.63%             53.73%            24.59%

If the  Fund had paid all of their  expenses  without  the  adviser's  voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                                        0.88%              1.31%             1.27%
Ratio of net investment income (loss) to average net assets (a)                    0.16%             (0.21)%           (0.05)%

-------------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not annualized.
(c)  Since inception December 31, 1999.

THE AAL CAPITAL GROWTH FUND
                                                                          Year Ended April 30,                       Period Ended
CLASS I SHARES                                                      2002          2001        2000         1999        1998 (c)
===================================================================================================================================
Net asset value: Beginning of Period                          $     34.88   $    38.72   $    35.89   $    29.67   $    26.05

Income from Investment Operations
Net investment income                                                0.18         0.33         0.27         0.21         0.02
Net realized and unrealized gain (loss) on investments              (4.88)       (1.73)        3.20         6.67         3.60
Total from Investment Operations                                    (4.70)       (1.40)        3.47         6.88         3.62
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.20)       (0.30)       (0.21)       (0.20)        -
Net realized capital gains                                          (0.08)       (2.14)       (0.43)       (1.46)        -
Total Distributions                                                 (0.28)       (2.44)       (0.64)       (0.66)        -
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (4.98)       (3.84)        2.83         6.22         3.62
Net asset value: End of Period                                $     29.90   $    34.48   $    38.72  $     35.89   $    29.67
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                   (13.53)%      (3.82)%       9.70%       23.55%       13.90%
Net assets, end of period (in millions)                       $     65.9    $    91.8    $    82.8    $    46.9    $     3.0
Ratio of expenses to average net assets (a)                          0.55%        0.54%        0.52         0.60%        0.58%
Ratio of net investment income to average net assets (a)             0.56%        0.90%        0.73%        0.62%        0.52%
Portfolio turnover rate                                              2.66%       12.91%        7.50%        8.74%       17.96%

If the  Fund had paid all of their  expenses  without  the  adviser's  voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                          0.55%        0.54%        0.54%        0.60%        0.58%
Ratio of net investment income to average net assets (a)             0.56%        0.90%        0.72%        0.62%        0.52%

-------------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not annualized.
(c)  Since inception December 29, 1997.

THE AAL LARGE COMPANY INDEX FUND
                                                                               Year Ended        Year Ended       Period Ended
CLASS I SHARES                                                                  4/30/2002         4/30/2001       4/30/2000(c)
===================================================================================================================================
Net asset value: Beginning of Period                                          $    8.56         $     9.95          $  10.00

Income from Investment Operations
Net investment income                                                              0.05               0.09              0.02
Net realized and unrealized loss on investments                                   (1.18)             (1.40)            (0.07)
Total from Investment Operations                                                  (1.13)             (1.31)            (0.05)
-----------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                                             (0.05)             (0.08)             -
Total Distributions                                                               (0.05)             (0.08)             -
-----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                                        (1.18)             (1.39)            (0.05)
Net asset value: End of Period                                                $    7.38         $     8.56          $   9.95
-----------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                                 (13.22)%           (13.18)%           (0.50)%
Net assets, end of period (in millions)                                       $   63.0          $    26.6           $  27.6
Ratio of expenses to average net assets (a)                                        0.20%              0.20%             0.20%
Ratio of net investment income to average net assets (a)                           1.17%              0.97%             1.21%
Portfolio turnover rate                                                            3.30%              8.78%             1.57%

If the  Fund had paid all of their  expenses  without  the  adviser's  voluntary expense reimbursement, the ratios would have been as
follows:

Ratio of expenses to average net assets (a)                                        0.49%              0.69%             0.93%
Ratio of net investment income to average net assets (a)                           0.88%              0.49%             0.49%

----------------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not annualized.
(c)  Since inception December 31, 1999.

THE AAL BALANCED FUND
                                                                         Year Ended April 30,                       Period Ended
CLASS I SHARES                                                     2002          2001         2000          1999      1998 (c)
===================================================================================================================================
Net asset value: Beginning of Period                          $     12.39   $    12.40   $    12.13   $    10.79   $    10.00

Income from Investment Operations
Net investment income                                                0.30         0.42         0.39         0.23         0.04
Net realized and unrealized gain (loss) on investments              (0.86)        0.00         0.25         1.35         0.78
Total from Investment Operations                                    (0.56)        0.42         0.64         1.58         0.82
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.32)       (0.43)       (0.37)       (0.23)       (0.03)
Net realized capital gains                                           -            -            -           (0.01)        -
Total Distributions                                                 (0.32)       (0.43)       (0.37)       (0.24)       (0.03)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                          (0.88)       (0.01)        0.27         1.34         0.79
Net asset value: End of Period                                $     11.51   $    12.39   $    12.40  $     12.13   $    10.79
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                    (4.65)%       3.50%        5.33%       14.73%        8.17%
Net assets, end of period (in millions)                       $      3.7    $     3.4    $     3.0    $     2.3    $     1.1
Ratio of expenses to average net assets (a)                          0.58%        0.59%        0.60%        0.88%        1.95%
Ratio of net investment income to average net assets (a)             2.60%        3.46%        3.25%        2.50%        1.73%
Portfolio turnover rate                                             75.56%       82.59%       64.58%      213.46%       11.52%

If the  Fund had paid all of their  expenses  without  the  adviser's  voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                          0.62%        0.63%        0.64%        0.88%        1.95%
Ratio of net investment income to average net assets (a)             2.56%        3.43%        3.20%        2.50%        1.73%

------------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not  annualized.
(c)  Since  inception  December 29, 1997.

THE AAL BOND FUND
                                                                         Year Ended April 30,                       Period Ended
CLASS I SHARES                                                     2002          2001         2000          1999      1998 (c)
===================================================================================================================================
Net asset value: Beginning of Period                          $      9.80   $     9.32   $     9.92   $     9.99   $    10.06

Income from Investment Operations
Net investment income                                                0.60         0.66         0.62         0.57         0.20
Net realized and unrealized gain (loss) on investments               0.02         0.48        (0.60)       (0.07)       (0.07)
Total from Investment Operations                                     0.62         1.14         0.02         0.50         0.13
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.60)       (0.66)       (0.62)       (0.57)       (0.20)
Total Distributions                                                 (0.60)       (0.66)       (0.62)       (0.57)       (0.20)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                           0.02         0.48        (0.60)       (0.07)       (0.07)
Net asset value: End of Period                                $      9.82   $     9.80   $     9.32  $      9.92   $     9.99
------------------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                     6.42%       12.55%        0.30%        5.02%        1.24%
Net assets, end of period (in millions)                       $     22.9    $    55.6    $    47.9    $    44.7    $    29.3
Ratio of expenses to average net assets (a)                          0.39%        0.39%        0.43%        0.54%        0.56%
Ratio of net investment income to average net assets (a)             5.93%        6.79%        6.55%        5.63%        6.29%
Portfolio turnover rate                                            160.01%      171.76%      163.31%      572.56%      483.76%

If the  Fund had paid all of their  expenses  without  the  adviser's  voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                          0.46%        0.49%        0.50%        0.54%        0.56%
Ratio of net investment income to average net assets (a)             5.86%        6.69%        6.47%        5.63%        6.29%

----------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not annualized.
(c)  Since inception December 29, 1997.

THE AAL BOND INDEX FUND
                                                                 Year Ended        Year Ended       Period Ended
CLASS I SHARES                                                    4/30/2002         4/30/2001       4/30/2000(c)
========================================================================================================================
Net asset value: Beginning of Period                            $   10.47         $     9.95          $  10.00

Income from Investment Operations
Net investment income                                                0.59               0.69              0.22
Net realized and unrealized gain (loss) on investments               0.16               0.52             (0.05)
Total from Investment Operations                                     0.75               1.21              0.17
-------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
Net investment income                                               (0.64)             (0.69)            (0.22)
Net realized capital gains                                          (0.10)              -                 -
Total Distributions                                                 (0.74)             (0.69)            (0.22)
-------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value                           0.01               0.52             (0.05)
Net asset value: End of Period                                  $   10.48         $    10.47          $   9.95
-------------------------------------------------------------------------------------------------------------------------

Total return (b)                                                     7.36%             12.50%             1.72%
Net assets, end of period (in millions)                         $   58.9          $    18.6           $  11.1
Ratio of expenses to average net assets (a)                          0.20%              0.20%             0.20%
Ratio of net investment income to average net assets (a)             5.47%              6.66%             6.85%
Portfolio turnover rate                                             92.00%             51.37%            52.37%

If the  Fund had paid all of their  expenses  without  the  adviser's  voluntary expense reimbursement, the ratios would have been as follows:

Ratio of expenses to average net assets (a)                          0.53%              0.98%             1.04%
Ratio of net investment income to average net assets (a)             5.14%              5.88%             6.02%

----------------
(a)  Calculated on an annualized basis.
(b)  Total return calculations do not include sales charges and are based on the amount  invested  since the  beginning of the Fund's  fiscal year (May 1 or inception),  and assume the reinvestment of all  distributions.  Periods of less than one year are not annualized.
(c)  Since inception December 31, 1999

Additional Information

You will find additional information in the statement of additional information and the annual and semi-annual reports to shareholders. The Funds’ statement of additional information and annual and semi-annual reports are available, without charge, upon request. To request this or other information about the Funds, please call (800) 553-6319.

ANNUAL AND SEMI-ANNUAL REPORTS

In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performances during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ statement of additional information provides more detailed information about the Funds.

You also may review and copy information about the Funds (including the statement of additional information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room call 1-800-SEC-0330. You also may obtain reports and other information about the Funds on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplication fee, by electronic request to e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission at 405 5th Street, N. W., Washington, D. C. 20549-6009.

The Funds' Investment Company Act File Number is 811-5075

[Logo]
THE AAL MUTUAL FUNDS
222 West College Ave.
Appleton, WI 54919-0007
Telephone: (800) 553-6319
www.thrivent.com
e-mail: mail@thrivent.com